Allianz Life Insurance Company of New York
[Home OfficeL New York, NY]
[Allianz Service Center
PO Box 820478
Philadelphia, PA 19182-0478
800.624.1179]

                        Allianz Vision(SM) Application

Individual flexible purchase payment variable deferred annuity application. Issued by Allianz Life Insurance Company of New York (Allianz Life(R) of NY), New York, NY.
                                                                GA _____________
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1. ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
Owner is Individual
(Please see optional rider section for issue age restrictions)

---------------------------   -------           ---------------     ------
Individual Owner First Name   MI                Last Name           Jr, Sr., III

Owner is __Trust __Qualified Plan __Custodian (If Trust, please include the date of Trust in the name.)

--------------------------------------------------------------------------------
Non-Individual Owner Name (If Trust is Owner, please refer to Trustee
                           Representation form)

--------------------------------------  ----------------------------------------
Tax ID number                           Social Security number

--------------------------------------------------------------------------------
Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                    -------------------------
Gender __M  __F     Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen? (If no, need W8-BEN)
__Yes  No__
--------------------------------------------------------------------------------
JOINT OWNER(Please see optional rider section for issue age restrictions)
--------------------------------------------------------------------------------

---------------------------    -------        --------------------  ------
First Name                     MI             Last Name             Jr, Sr., III

--------------------------------------------------------------------------------
Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                   -------------------------
Gender __M  __F    Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen? (If no, need W8-BEN)
 __Yes  No__

------------------------------                  --------------------------------
Relationship to Owner                           Social Security number
--------------------------------------------------------------------------------
ANNUITANT (Please see optional rider section for issue age restrictions)
--------------------------------------------------------------------------------

---------------------------  -------          -----------------     ------
First Name                   MI               Last Name             Jr, Sr., III

--------------------------------------------------------------------------------
Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                  -------------------------------- -------------------------
Gender __M  __F   Social Security number           Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen?   (If no, need W8-BEN)
__Yes  No__
--------------------------------------------------------------------------------
2. PURCHASE PAYMENT (This section must be completed. Please make check payable to Allianz Life of NY)
--------------------------------------------------------------------------------

$[10,000] minimum purchase payment required. $[25,000] minimum purchase payment required with No Withdrawal Charge Option.

Purchase Payment amount $_______________________

____Purchase Payment  enclosed with  application
____This contract will be funded by a 1035 exchange, tax qualified transfer/rollover, CD transfer or mutual fund redemption.(If checked, please include the appropriate forms.)

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3. PLAN SPECIFICS
(This section must be completed to indicate how this contract should be issued)
--------------------------------------------------------------------------------
NonQualified:__

Qualified IRA:   __IRA  __Roth IRA  __SEP IRA
                 __Roth Conversion (Contribution for tax year_______)
Qualified Plans: __401 __401 One Person Defined Benefit

We encourage owners purchasing tax-qualified contracts that are subject to RMDs to consult a tax advisor regarding these benefits.

F70033                         Page 1 of 7                              (8/2008)

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4. BENEFICIARY DESIGNATION
   (If more than four beneficiaries, attach a list signed by owners(s).)
--------------------------------------------------------------------------------
For jointly owned contracts, the surviving joint owner is the sole primary beneficiary. Spousal joint owners may also name contingent beneficiaries. Non-spousal joint owners cannot name contingent beneficiaries.

If the Beneficiary is a trust, qualified plan or custodian, please check the box and include the name below __Trust __401 Qualified Plan __Custodian

__Primary
__Contingent  ----------   ------------------------- ---------------------------
               Percentage   Tax ID number             Social Security number

--------------------------------------------------------------------------------
Non-Individual beneficiary information
(If trust, please include date of trust in name)
(If owner is a 401 qualified plan, the plan must be the beneficiary)
--------------------------------------------------------------------------------

__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               MI             Last Name

----------------------------------------
Relationship
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               MI             Last Name

----------------------------------------
Relationship
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               MI             Last Name

----------------------------------------
Relationship
--------------------------------------------------------------------------------
(If more than four beneficiaries, attach a list signed by owner.)

--------------------------------------------------------------------------------
5. Optional provisions - Each additional option carries an addtional charge. (check only one)
--------------------------------------------------------------------------------

These are optional benefits. Once you select an optional benefit you cannot change it. If no Optional Provision is selected, the Base Contract (7 year surrender) will be issued at no additional charge.

|_| Bonus Option: During the accumulation phase, a 6% bonus will be credited with each purchase payment made prior to the contract owner's attained age
    81. The bonus will be created on the date the purchase payment is allocated to the contract. After a withdrawal of purchase payments, a bonus is only applicable to additional purchase payment amounts in excess of any previous purchase payments withdrawn. This option is only available at issue. Once you select this option, you can not cancel it.

    Not available with the Short Withdrawal Charge Option or No Withdrawal Charge Option. The additional M&E charge for the Bonus Option = 0.50%. The Bonus Option carries a higher and longer withdrawal charge. If this option is not selected, no additional cost will apply.

|_| Short Withdrawal Charge Option: This option shortens the withdrawal charge period from seven years to four years. This option is only available at issue. Once you select this option, you can not cancel it.

    Not available with the Bonus Option or No Withdrawal Option. The additional M&E charge for the Short Withdrawal Charge Option = 0.25%. If this option is not selected, no additional cost will apply.

|_| No Withdrawal Charge Option: Not available with the Bonus Option or Short
    Withdrawal Charge Option. You must select the Lifetime Plus Benefit, Lifetime Plus 8 Benefit or Target Date Retirement Benefit with this option. This option removes the withdrawal charge. This option is only available at issue. Once you select this option, You can not cancel it.

--------------------------------------------------------------------------------
6. Optional death benefit - This option carries an additional charge.
--------------------------------------------------------------------------------

|_| Quarterly Value Death Benefit: This option locks in market gains to provide an increased death benefit. The death benefit provided by the quarterly value death benefit may be equal to but will never be less than the traditional death benefit available under the base contract. This option is only available at issue. Once you select this option, you can not cancel it.

    The additional M&E charge for the quarterly value death benefit = 0.30%. If this option is not selected, no additional cost will apply. The contract will provide the traditional death benefit at no additional charge.

F70033                         Page 2 of 7                              (8/2008)

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7. Optional riders - Each addtional option carries and additional charge.
   (check only one)
--------------------------------------------------------------------------------

|_| No Living Benefit (No additional cost.)

|_| Lifetime Plus Benefit - Please fill out the Covered Person(s) Selection
    Section. TO SELECT THIS BENEFIT THE YOUNGER COVERED PERSON(S) MUST BE AT LEAST AGE [55] FOR SINGLE LIFETIME PLUS PAYMENTS, OR AT LEAST AGE [60] FOR JOINT LIFETIME PLUS PAYMENTS, AND NO COVERED PERSON MAY BE AGE [81] OR OLDER. The additional mortality and expense risk charge (M&E Charge) for single Lifetime Plus Payments is 0.70%, the additional M&E Charge for joint Lifetime Plus Payments is 0.85%.

|_| Lifetime Plus 8 Benefit - Please fill out the Covered Person(s) Selection
    Section. ALL COVERED PERSON(S) MUST BE AGE 80 OR YOUNGER. The additional M&E Charge for single Lifetime Plus Payments is 0.85%, the additional M&E Charge for joint Lifetime Plus Payments is 0.95%,

|_| Target Date Retirement Benefit - Please fill out the Targe date requirements section. Must be age 80 or younger*. The additional M&E Charge for the Target Date Retirement Benefit is 0.40%.

BY SELECTING THE LIFETIME PLUS BENEFIT, LIFETIME PLUS 8 BENEFIT OR TARGET DATE RETIREMENT BENEFIT, I CONSENT THAT ALLIANZ LIFE OF NEW YORK MAY REALLOCATE MY CONTRACT VALUE IN ACCORDANCE WITH THE ASSET ALLOCATION AND TRANSFER PROVISIONS IN THE CONTRACT*.

    If the Lifetime Plus Benefit or Lifetime Plus 8 Benefit is chosen, we will only allow you to make allocations and transfers to and from Group A and Group B investment options as long as you do not exceed these limitations. In addition, on each quarterly anniversary we will automatically readjust your balance in the investment options to return you to your selected investment option allocation mix. This readjustment applies to all of your selected investment options and not just the ones that are in Group A or Group B.

    If you add the Lifetime Plus Benefit or Lifetime Plus 8 Benefit to your contract after the issue date, we will ask you to reallocate your contract value to comply with these restrictions. We will not add the Lifetime Plus Benefit or Lifetime Plus 8 Benefit to your contract until you have reallocated your contract value to comply with these restrictions.

    These investment option allocation and transfer restrictions will terminate when the Lifetime Plus Benefit or Lifetime Plus 8 Benefit terminates.

    If the Target Date Retirement Benefit is chosen, please see section 9 for allocation information.

* For the Target Date Retirment Benefit, purchase payments will be limited to the first three contract years.

--------------------------------------------------------------------------------
[8.] Covered Person(s) Selection (select either single or joint)
--------------------------------------------------------------------------------

|_| Single Life Payout(1):

Name_____________________________________________________________
Check one:|_| Owner |_| Joint Owner |_| Annuitant, if owned by a non-individual Date of birth ____/____/____ (proof of age required-Please include copy of driver's license, birth certificate, or any other governmental recognized identification)

(1) For single Lifetime Plus Payments:
    o   If the contract is solely owned, the Covered Person is the Owner.
    o If the contract is owned by a non-individual, the Covered Person is the Annuitant.
    o If the contract is jointly owned,you may be able to choose which Joint Owner is the Covered Person subject to the maximum age restriction for adding the Lifetime Plus Benefit, or Lifetime Plus 8 Benefit to your contract.

(1) The older person must be age [80] or younger at issue.
(2) Joint Lifetime Plus Payments may not be avaialble for some contracts owned by a non-individual.

F70033                         Page 3 of 7                              (8/2008)

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[8.] Covered Person(s) Selection continued
--------------------------------------------------------------------------------

|_| Joint Life Payout(2):

Spouse's Name_____________________________________________________________
Spouse's Date of birth ____/____/____ (proof of age required-Please include copy of driver's license, birth certificate,
                                       or any other governmental recognized
                                       identification)
Spouse's gender: |_| Male |_| Female
Relationship to contract owner(check one) |_| Spousal joint owner (nonqualified)
                                          |_| Spousal sole beneficiary
                                              (qualified or non-individual,
                                               nonqualified)

Spouses must qualify as such under federal law until the Lifetime Plus Benefit or Lifetime Plus 8 Benefit terminates. If at any time before the Lifetime Plus Benefit or Lifetime Plus 8 Benefit terminates you are no longer spouses you must send us notice.

(2) For joint Lifetime Plus Payments you and your spouse are the Covered Person(s).
    For joint Lifetime Plus Payments under contracts that are not qualified under the tax code:
    o   spouses must be joint owners, or
    o one spouse must be the annuitant and the other spouse must be the sole primary beneficiary if the sole owner is a non individual, or
    o one spouse must be the sole owner and annuitant and the other spouse must be the sole primary beneficiary.
    For joint Lifetime Plus Payments under contracts that are qualified under the tax code:
    o one spouse must be the sole owner and annuitant and the other spouse must be the sole primary beneficiary, or
    o one spouse must be the annuitant and the other spouse must be the sole primary beneficiary if the sole owner is a nonindividual, or
    o if we require a non-individual owner to be the beneficiary, then one spouse must be the annuitant and the other spouse must be the sole contingent beneficiary solely for the purpose of determining the Lifetime Plus Payment.

(1) The older person must be age [80] or younger at issue.
(2) Joint Lifetime Plus Payments may not be avaialble for some contracts owned by a non-individual.

--------------------------------------------------------------------------------
9. Target date requirements
--------------------------------------------------------------------------------

    Please select the Contract Anniversary on which you would like your Initial Target Value Date to fall. This must be the seventh or later Contract Anniversary. Once you select your Initial Target Value Date, indicate your Purchase Payment Allocation instructions in Section 10 in accordance with the following guidelines.
    CONTRACT ANNIVERSARY YEAR FOR INITIAL TARGET VALUE DATE __________

Years until initial     Maximum in A+B+X  Maximum in A  Minimum in Y
Target Value Date
12 or more                    95%             30%          5%
11                            90%             30%         10%
10                            85%             25%         15%
 9                            80%             25%         20%
 8                            75%             20%         25%
 7                            70%             20%         30%


F70033                         Page 4 of 7                              (8/2008)

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[10.] Purchase payment allocation
--------------------------------------------------------------------------------

Complete this section for allocations and Dollar Cost Averaging (DCA) source investment choices based on section 7 of this form.

Choose 1: _ six month DCA program _12 month DCA program

Please note: If DCA is being requested, 100% of your initial Purchase Payment will be applied to the DCA Money Market Account. Please complete the allocations below as to what you would like as your DCA Target Fund instructions. The DCA program is available only during the Accumulation Phase.

You may select up to [15] investment options. You must make allocations in whole percentages (33.3% or dollars are not permitted). You are allowed 12 free transfers each contract year. This applies to transfers before and after the inccome date. If you select the Lifetime Plus Benefit, Lifetime Plus 8 Benefit or Target Date Retirement Benefit, you must meet the investment options requirements.

     [NO OPTIONAL BENEFIT, LIFETIME PLUS BENEFIT OR LIFETIME PLUS 8 BENEFIT

Group A investment options
You can not have more then 25% of your total contract value in Group A investment Options.
Small Cap
____% AZLSM Columbia Small Cap Value Fund
____% AZLSM Franklin Small Cap Value Fund
____% AZLSM Turner Quantitative Small Cap Growth Fund
____% AZLSM OCC Opportunity Fund
____% AZLSM Small Cap Stock Index Fund
International Equity
____% AZLSM Schroder International Small Cap Fund
Specialty
____% AZLSM Columbia Technology Fund
____% AZLSM Schroder Emerging Markets Equity Fund
____% AZLSM Van Kampen Global Real Estate Fund
____% Davis VA Financial Portfolio
____% Franklin Global Communications Securities Fund
____% PIMCO VIT Commodity RealReturn Strategy Portfolio

Group B investment options
You cannot have more then 70% of your total contract value in Group A and B investment options.

TargetPLUS (Model Portfolio)
____% AZLSM TargetPLUS Equity Fund
Mid Cap
____% AZLSM Neuberger Berman Regency Fund
____% AZLSM Van Kampen Mid Cap Growth Fund
____% OpCap Mid Cap Portfolio
Large Growth
____% AZLSM Dreyfus Founders Equity Growth Fund
____% AZLSM Jennison Growth Fund
____% AZLSM Legg Mason Growth Fund
____% AZLSM LMP Large Cap Growth Fund
International Equity
____% AZLSM AIM International Equity Fund
____% AZLSM NACM International Fund
____% AZLSM Oppenheimer Global Fund
____% AZLSM Oppenheimer International Growth Fund
____% AZLSM Van Kampen Global Franchise Fund
____% Mutual Discovery Securities Fund
____% Templeton Growth Securities Fund
Large Blend
____% AZLSM First Trust Target Double Play Fund
____% AZLSM Jennison 20/20 Focus Fund
____% AZLSM Legg Mason Value Fund
____% AZLSM Oppenheimer Main Street Fund
____% AZLSM PIMCO Fundamental IndexPLUS Total Return Fund
____% AZLSM S&P 500(R) Index Fund
Large Value
____% AZLSM Davis NY Venture Fund
____% AZLSM OCC Value Fund
____% AZLSM Van Kampen Comstock Fund
____% AZLSM Van Kampen Growth and Income Fund
____% Mutual Shares Securities Fund

Group C investment options
There are no limits on the amount of the contract value that you can have in Group C investment options.
Fusion Portfolios
____% AZL FusionSM Growth Fund
____% AZL FusionSM Moderate Fund
____% AZL FusionSM Balanced Fund
TargetPLUS
____% AZLSM TargetPLUS Growth Fund
____% AZLSM TargetPLUS Moderate Fund
____% AZLSM TargetPLUS Balanced Fund
High Yield Bonds
____% Franklin High Income Fund
____% PIMCO VIT High Yield Portfolio
Intermediate-Term Bonds
____% Franklin Zero Coupon Fund 2010
____% PIMCO VIT Emerging Markets Bond Portfolio
____% PIMCO VIT Global Bond Portfolio (Unhedged)
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____% Templeton Global Income Securities Fund
Short-Term Bonds
____% Franklin U.S. Government Fund
Cash Equivalent
____% AZLSM Money Market Fund
Specialty
____% AZLSM Van Kampen Equity and Income Fund
____% Franklin Income Securities Fund
____% Franklin Templeton VIP Founding Funds Allocation Fund
____% PIMCO VIT All Asset Portfolio
____% BlackRock Global Allocation V.I. Fund]

                             Continued on next page
F70033                            Page 5 of 7                          (08/2008)

You may select up to [15] investment options. You must make allocations in whole percentages (33.3% or dollars are not permitted). You are allowed 12 free transfers each contract year. This applies to transfers before and after the inccome date. If you select the Lifetime Plus Benefit, Lifetime Plus 8 Benefit or Target Date Retirement Benefit, you must meet the investment options requirements.


                         Target Date Retirement Benefit

[Group A investment options
Small Cap
____% AZLSM Columbia Small Cap Value Fund
____% AZLSM Franklin Small Cap Value Fund
____% AZLSM Turner Quantitative Small Cap Growth Fund
____% AZLSM OCC Opportunity Fund
____% AZLSM Small Cap Stock Index Fund
International Equity
____% AZLSM Schroder International Small Cap Fund
Specialty
____% AZLSM Columbia Technology Fund
____% AZLSM Schroder Emerging Markets Equity Fund
____% AZLSM Van Kampen Global Real Estate Fund
____% Davis VA Financial Portfolio
____% Franklin Global Communications Securities Fund
____% PIMCO VIT Commodity RealReturn Strategy Portfolio

Group B investment options
TargetPLUS (Model Portfolio)
____% AZLSM TargetPLUS Equity Fund
Mid Cap
____% AZLSM Neuberger Berman Regency Fund
____% AZLSM Van Kampen Mid Cap Growth Fund
____% OpCap Mid Cap Portfolio
Large Growth
____% AZLSM Dreyfus Founders Equity Growth Fund
____% AZLSM Jennison Growth Fund
____% AZLSM Legg Mason Growth Fund
____% AZLSM LMP Large Cap Growth Fund
International Equity
____% AZLSM AIM International Equity Fund
____% AZLSM NACM International Fund
____% AZLSM Oppenheimer Global Fund
____% AZLSM Oppenheimer International Growth Fund
____% AZLSM Van Kampen Global Franchise Fund
____% Mutual Discovery Securities Fund
____% Templeton Growth Securities Fund
Large Blend
____% AZLSM First Trust Target Double Play Fund
____% AZLSM Jennison 20/20 Focus Fund
____% AZLSM Legg Mason Value Fund
____% AZLSM Oppenheimer Main Street Fund
____% AZLSM PIMCO Fundamental IndexPLUS Total Return Fund
____% AZLSM S&P 500(R) Index Fund
Large Value
____% AZLSM Davis NY Venture Fund
____% AZLSM OCC Value Fund
____% AZLSM Van Kampen Comstock Fund
____% AZLSM Van Kampen Growth and Income Fund
____% Mutual Shares Securities Fund

Group X investment options
Fusion Portfolios
____% AZL FusionSM Growth Fund
____% AZL FusionSM Moderate Fund
TargetPLUS
____% AZLSM TargetPLUS Growth Fund
____% AZLSM TargetPLUS Moderate Fund
Specialty
____% Franklin Templeton VIP Founding Funds Allocation Fund
____% AZLSM Van Kampen Ewuity and Income Fund
____% BlackRock Global Allocation V.I. Fund

Group Y investment options
Fusion Portfolios
____% AZL FusionSM Balanced Fund
TargetPLUSSM TargetPLUS Balanced Fund
High Yield Bonds
____% Franklin High Income Fund
____% PIMCO VIT High Yield Portfolio
Intermediate-Term Bonds
____% Franklin Zero Coupon Fund 2010
____% PIMCO VIT Emerging Markets Bond Portfolio
____% PIMCO VIT Global Bond Portfolio (Unhedged)
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____% Templeton Global Income Securities Fund
Short-Term Bonds
____% Franklin U.S. Government Fund
Cash Equivalent
____% AZLSM Money Market Fund
Specialty
____% Franklin Income Securities Fund
____% PIMCO VIT All Asset Portfolio]

Total of _______% (must equal 100%)

--------------------------------------------------------------------------------
11. REPLACEMENT (This section must be completed)
--------------------------------------------------------------------------------

Do you have existing life insurance or annuity contracts? __YES  __No

Will the annuity contract applied for replace or change
existing contracts or policies?                           __YES  __No

The registered representative must answer the replacement question in section 12 of this application and complete the attached Appendix 11, and include other appropriate forms.

F70033                            Page 6 of 7                          (08/2008)

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12. REGISTERED REPRESENTATIVE
--------------------------------------------------------------------------------

By signing below, the registered representative/Agent Certifies to the following:

I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the owner(s) with the most current prospectus; and to the best of my knowledge, the applicant: ___DOES___DOES NOT have existing life insurance policies or annuity contracts. To the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If a replacement, include a copy of each disclosure statement and a list of companies involved.

 ______________________________________                        [-------------
 Registered Representative's signature                           B/D Rep. ID

 -----------------------------------------------                 -------
 Registered Representative's first and last name (please print)  Percent Split

 __________________________________________________              ------------
 Registered Representative's signature  (split case)             B/D Rep ID

 --------------------------------------------------------        -------
 Registered Representative's first       (split case)            Percent Split
 and last name (please print)

 __________________________________________________ Registered   ------------
 Representative's signature (split case)                         B/D Rep ID

 ----------------------------------------------------------      -------
 Registered Representative's first          (split case)         Percent Split]
 and last name (please print)

 -----------------------------------------------------------------------------
 Registered Representative's address

 --------------------------------------------
 Registered Representative's telephone number

 -----------------------------------------------------------------------------
 Broker/dealer name (please print)

 -----------------------------------------------------------------------------
 Authorized signature of broker/dealer (if required)\

 -----------------------------------------------------------------------------
 Commission Options: (please check one) [ __ A  __ B  __ C ]


--------------------------------------------------------------------------------
13. STATEMENT OF APPLICANT
--------------------------------------------------------------------------------

By signing below, the Owner acknowledges the statements mentioned above and understands that or agrees to the following:

I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I UNDERSTAND THAT THE CONTRACT VALUE AND VARIABLE ANNUITY PAYMENTS MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE VARIABLE INVESTMENT OPTIONS, AND THAT NO MINIMUM CONTRACT VALUE OR VARIABLE ANNUITY PAYMENT IS GUARANTEED. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz Life of NY rights or requirements.

---------------------------   -------------------------
Owner's signature              Joint Owner's signature
(or Trustee, if applicable)   (or Trustee, if applicable)

----------------------------  -----------
Signed at (city and state)    Date signed      __Please send me a statement of
                                                 additional information also
                                                 available on the SEC web site
                                                 (http://www.sec.gov).

--------------------------------------------------------------------------------
14. HOME OFFICE USE ONLY
--------------------------------------------------------------------------------

If Allianz Life Insurance Company of New York makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance, or age require acceptance by the Owner(s). FOR FURTHER QUESTIONS, PLEASE CALL THE ALLIANZ SERVICE CENTER AT [(800) 624-1097].

[                               MAILING INFORMATION

                     APPLICATIONS THAT HAVE A CHECK ATTACHED

REGULAR MAIL                            OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life Insurance Company of NY    Allianz Life of NY Service Center 820478
Service Center                          c/o PNC Bank Lockbox
PO Box 820478                           312 W Route 38 and East Gate Drive
Philadelphia, PA 19182-0478             Moorestown, NJ 08057-0478


                 APPLICATIONS THAT DO NOT HAVE A CHECK ATTACHED

      REGULAR MAIL                      OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life Insurance Company of NY    Allianz Life of NY Service Center
Service Center                          300 Berwyn Park
300 Berwyn Park                         Berwyn, PA 19312-1179 ]
PO Box 1122
Southeastern, PA 19398-1122


F70033                            Page 7 of 7                          (08/2008)